SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 21, 2011

Date of Report (Date of earliest event reported)

FBR & CO.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-33518	20-5164223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North Arlington, VA 22209
(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal.

On June 21, 2011, by unanimous written consent of the Board of Directors, the bylaws of FBR & Co. (“FBR”) were amended and restated in their entirety. The amended and restated bylaws of FBR are filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit.

3.2	Amended and Restated Bylaws of FBR & Co. dated June 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation

Date: June 23, 2011	By:	/S/ BRADLEY J. WRIGHT
Bradley J. Wright
Executive Vice President and Chief Financial Officer